--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                 ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 31,1999
                                 -------------
                                 Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-4448                                         36-0781620
------------------------                    ---------------------------------
(Commission file number)                    (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                  60015
---------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code:  (847) 948-2000



--------------------------------------------------------------------------------
                              (Page 1 of 4 pages)

Item 5.  Other Events.

     The Registrant hereby files an amended Exhibit 23 to its Annual Report on Form 10-K for the year ended December 31, 1998.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                    -------------------------
                                           (Registrant)



                                    By: /S/ Thomas J. Sabatino, Jr.
                                        ---------------------------
                                         Thomas J. Sabatino, Jr.
                                         Corporate Vice President



Date:  March 31, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (Nos. 2-82667, 2-86993, 2-97607, 33-8812, 33-15523, 33-15787, 33-28428, 33-33750, 33-54069,
333-43563, 333-47019 and 333-71553), on Form S-3 (Nos. 33-5044, 33-23450,
33-27505, 33-31388, 33-49820 and 333-19025), and on Form S-4 (Nos. 33-808,
33-15357, 33-53937, 333-21327, 333-47927 and 333-71553) of Baxter International
Inc. of our report dated February 5, 1999 appearing in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appear in this Form 10-K.



PricewaterhouseCoopers LLP

Chicago, Illinois
March 17, 1999